EP MEDSYSTEMS, INC.
           58 Route 46 West
          Budd Lake, NJ 07828

                                        September 29, 1997

Dear Shareholder,

You   are  cordially  invited to join us  for  our  Annual
Meeting  of Shareholders to be held this year on  Thursday
October  30,  1997,  at 10:00 a.m. (EST)  at  the  Wyndham
Garden Hotel,  1000 International Drive, Mount Olive,  New
Jersey.

The   Notice  of  Annual Meeting of Shareholders  and  the
Proxy  Statement  that follow describe the business to  be
conducted  at   the   meeting.  We  will  also  report  on
matters of current interest to our shareholders.

Whether   you  own  a  few or many shares  of  stock,   it
is  important  that your shares be represented.   If   you
cannot personally  attend  the meeting, we encourage   you
to   make certain that you are represented by signing  the
accompanying proxy card and promptly returning it in the enclosed envelope.


Sincerely,

/s/ DAVID A. JENKINS
David A. Jenkins
Chairman of the Board,
President and Chief Executive Officer

                 SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ]  Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 240.14a-
             11(c) or Rule 240.14a-12

                    EP MedSystems, Inc.
                   --------------------
     (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than
                         the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
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Rules 14a-6(i)(1) and 0-11.

          (1)Title  of  each class of securities  to  which
             transaction applies: ___________
          (2)Aggregate  number  of  securities   to   which
             transaction applies:  ___________
          (3)Per  unit  price or other underlying value  of
             transaction computed pursuant to Exchange  Act
             Rule  0-11 (Set forth the amount on which  the
             filing fee is calculated and state how it  was
             determined):__________
          (4)Proposed    maximum   aggregate    value    of
             transaction: __________
          (5)Total fee paid: __________

     [ ]  Fee paid previously with preliminary materials.
     [ ]  Check  box  if any part of the fee is  offset  as
          provided  by  Exchange Act  Rule  0-11(a)(2)  and
          identify the filing for which the offsetting  fee
          was   paid  previously.   Identify  the  previous
          filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
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          (4) Date Filed:

          EP MEDSYSTEMS, INC.
           58 Route 46 West
         Budd Lake, NJ  07828

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

            TO BE HELD THURSDAY, OCTOBER 30, 1997

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EP MedSystems, Inc., a New Jersey
corporation (the "Company"), will be held at the Wyndham Garden Hotel, 1000 International Drive, Mount Olive, NJ, at 10:00 a.m., eastern standard time, on Thursday, October 30, 1997, for the following purposes:

          (1)   To  elect five directors of the Company
          to  serve  until the next Annual  Meeting  of
          Shareholders   or   until  their   respective
          successors shall have been duly elected and qualified;

          (2)  To approve an amendment to the 1995 Long
          Term Incentive Plan to increase the number of shares which may be issued thereunder by 300,000 from 400,000 to 700,000;

          (3)    To  ratify  the  selection  of  Arthur
          Andersen LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 1997; and

          (4)   To transact such other business as  may
          properly come before the Annual Meeting or any adjournment or postponement thereof.

The   Board  of Directors has fixed the close of  business
on  September   18,  1997  as  the  record  date  for  the
determination of shareholders entitled to notice of and to vote at the Annual Meeting.

All   shareholders  are cordially invited  to  attend  the
Annual  Meeting in person.  Whether or not you  expect  to
attend  the Annual  Meeting, your proxy vote is important.
To   ensure   representation  at   the   Annual   Meeting,
shareholders are urged to  mark,  sign,  date  and  return
the   enclosed   Proxy  as promptly as possible,  even  if
they plan to attend the Annual Meeting. A return envelope,
which  requires  no  postage  if  mailed   in  the  United
States,  is  enclosed for this  purpose. Any   shareholder
attending the Annual Meeting  may  vote  in person even if
such  shareholder has returned a Proxy if   the  Proxy  is
revoked in the manner set forth in the accompanying  Proxy
Statement.

                    By order of the Board of Directors,
                         /s/ JAMES J. CARUSO
                         James J. Caruso
                         Vice  President,  Finance,  Chief
                         Financial Officer and Secretary


September 29, 1997


          IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
          BE COMPLETED AND RETURNED PROMPTLY

                  EP MEDSYSTEMS, INC.58 Route 46 West
                          Budd Lake, NJ 07828

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 1997

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EP MedSystems, Inc.(the "Company" or "EP MedSystems") of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Wyndham Garden Hotel, 1000 International Drive, Mount Olive, New Jersey, at 10:00 a.m., eastern standard time, on Thursday, October 30, 1997, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The principal executive offices of the Company are located at 58 Route 46 West, Budd Lake, NJ 07828. This Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about September 29, 1997.

RECORD DATE AND OUTSTANDING SHARES
Holders of record of the Company's common stock, no par value, $.001 stated value per share (the "Common Stock"), at the close of business on September 18, 1997 ( "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date there were 7,599,917 shares of Common Stock outstanding.

REVOCABILITY OF PROXIES
Shares represented at the Annual Meeting by properly executed proxies in the accompanying form will be voted at the Annual Meeting and, where the stockholder giving the proxy specifies a choice, the proxy will be voted in accordance with the specification so
made.   A   proxy   given for  use  at  the  Annual   Meeting  may   be
revoked   by   the stockholder  giving  the proxy at  any  time   prior
to   the  exercise  of the powers conferred thereby.  A proxy  may   be
revoked either by (i) filing with the Secretary of the Company prior to the Annual Meeting, at the Company's principal executive offices, either a written revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Presence at the Annual Meeting will not revoke the stockholder's proxy unless such stockholder votes in person.

QUORUM AND VOTING
Holders of Common Stock will be entitled to one vote per share. Action may be taken on a matter submitted to shareholders at the Annual Meeting only if a quorum exists. A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, constitutes a quorum at a meeting of the shareholders.

Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights in the election of directors. Approval of any other matters to come before the Annual Meeting will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. Abstentions or broker non-votes are not counted as votes cast on any matter to which they relate and, therefore, will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum.

SOLICITATION OF PROXIES
The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement will be paid by the Company. The solicitation will be made by use of the mails, through brokers and banking institutions, and by officers and other employees of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile transmission.

                 PROPOSAL # 1.  ELECTION OF DIRECTORS

GENERAL

At the Annual Meeting, five directors are to be elected to hold office until the next Annual Meeting or until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees listed below will be unable to serve as a director. If, however, a nominee becomes unavailable, the proxies will have discretionary authority to vote for a substitute nominee.

Unless authority to do so is withheld, the persons named as proxies in the accompanying proxy will vote FOR the election of the nominees listed below.

The Board of Directors currently has five members, all of whom are nominees for re-election. The affirmative vote of a plurality of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to elect the Directors.

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTORS The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the five nominees during the past five years has been furnished to the Company by such nominee.

David A. Jenkins (Age 39) is the co-founder and Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Jenkins has served as the President, Chief Executive Officer and a Director of the Company from 1993 to the present and as Chairman since 1995. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and then Chairman of the Board of Directors of Arrhythmia Research Technology, Inc., a publicly held company involved in the sale and distribution of electrophysiology products.

David W. Mortara, Ph.D. (Age 56) has served as a Director of the Company since November, 1995. Dr. Mortara founded and has served as the Chairman and Chief Executive Officer of Mortara Instruments, Inc.("MII"),a privately-held manufacturer and supplier of electrocardiography equipment, since 1982. Prior to founding MII, Dr. Mortara was Vice President, Engineering at Marquette Electronics, Inc. He has authored numerous scientific publications on signal processing for electrocardiography and currently serves as co-chair of AAMI's ECG Standards Committee.

Lestor J. Swenson (Age 57) has served as a Director of the Company since November, 1995. Since 1985, Mr. Swenson has served as a Vice President, Finance of the pacing division of Medtronic, Inc. ("Medtronic"), a leading manufacturer and supplier of arrhythmia control products including pacemakers, implantable defibrillators and catheter ablation systems. Mr. Swenson previously held a variety of positions including Assistant Corporate Controller, European Controller and International Controller at Medtronic. He is currently a Director of Nguyen Electronics, Inc.

Jon A. Tietbohl (Age 38) has served as a Director of the Company since November, 1995. Since 1990, Mr. Tietbohl has served as Managing Director and co-head of Mergers and Acquisitions at Tucker Anthony Incorporated, a Boston-based investment banking firm. During his ten year tenure at Tucker Anthony, Mr. Tietbohl has represented both public and private companies in a range of corporate merger and acquisition transactions, along with related experience in acquisition finance.

Anthony   J.   Varrichio  (Age 50) has served as  a  Director   of  the
Company since inception and served as the Chairman of the Board and Treasurer of the Company from 1993 to 1995. Since 1987, Mr. Varrichio has served as the President and a director of HiTronics Designs, Inc. ("HDI"), an engineering consulting and medical device corporation. Prior to co-founding HDI, Mr. Varrichio served as Vice President of Electro-Biology, Inc., a manufacturer of electronic bone growth stimulator devices. Prior thereto, Mr. Varrichio worked in the Advanced Technology Laboratory division of Intermedics, Inc., where he served as Director of Engineering. Mr. Varrichio is currently the Chairman of the Board of Neomedics, Inc.

THE  BOARD  OF  DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION  OF  THE
NOMINEES.

COMPENSATION OF DIRECTORS
During 1996, no directors of the Company received cash or other compensation for services on the Board of Directors or any committee thereof. The directors were reimbursed for their reasonable travel expenses incurred in performance of their duties as directors.

1995 DIRECTOR OPTION PLAN
The Company's 1995 Director Option Plan (the "Director Plan")was adopted by the Board of Directors and the shareholders in November, 1995. A total of 360,000 shares of Common Stock of the Company are available for issuance under the Director Plan. The Director Plan provides for grants of "director options" to eligible directors of the Company and for grants of "advisor options" to eligible members of the Scientific Advisory Board of the Company. At December 31, 1996, there were 180,000 director options and 108,000 advisor options outstanding at an exercise price of $2.00 per share. Director options and advisor options become exercisable at the rate of 1,000 shares per month, commencing with the first month following the date of grant for so long as the optionee remains a director or advisor, as the case may be. At September 18, 1997, 66,000 director options and 66,000 advisor options were vested. The Director Plan is administered by the Plan Committee of the Company. The Director Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

INFORMATION   REGARDING  COMMITTEES OF  THE  BOARD  OF   DIRECTORS  AND
MEETINGS
The Company's Board of Directors has established an Audit Committee, a Compensation Committee and a Plan Committee. The Company does not have a Nominating Committee.

AUDIT COMMITTEE
The Company has an Audit Committee of the Board of Directors at least a majority of whom must be "independent directors" (as defined in the rules of the National Association of Securities Dealers, Inc.), to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls. Currently, Messrs. Mortara, Swenson and Tietbohl are members of the Audit Committee.

COMPENSATION COMMITTEE
The Company has a Compensation Committee of the Board of Directors consisting of two or more non-employee directors, who may not receive options under the 1995 Long Term Incentive Plan (the "1995 Plan"), to determine compensation for the Company's executive officers and to administer the 1995 Plan. Currently, Messrs. Mortara and Tietbohl are members of the Compensation Committee.

PLAN COMMITTEE
The Company has a Plan Committee of the Board of Directors consisting of two or more directors to administer the Company's Director Plan, none of whom are eligible to participate in such Plan. Currently, Messrs. Jenkins and Varrichio are members of the Plan Committee.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS
In 1996, there were two meetings of the Board of Directors and all members of the Board of Directors attended 100% of the meetings of the Board. There was one meeting of the Audit Committees during 1996.


PROPOSAL  #  2.   APPROVAL  OF THE AMENDMENT  TO  THE  1995  LONG  TERM
INCENTIVE PLAN

Shareholders are asked to approve the amendment to the 1995 Plan to increase the number of shares of Common Stock to be granted under the Plan by 300,000 from 400,000 to 700,000 shares. Unless instructed otherwise, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies FOR amendment of the 1995 Plan.

The Board of Directors believes that the additional options would, among other things, promote the interests of the Company and its shareholders by assisting the Company in attracting, retaining and maximizing the performance of officers and key employees. The Board believes that the existing options have contributed substantially to the successful achievement of these objectives. The Board believes that the 300,000 additional shares of Common Stock available for issuance as a result of the amendment should be sufficient to meet the Company's requirements for approximately two to three years. Other non-material changes have been made to the 1995 Plan by the Board to reflect changes in the beneficial ownership rules of Section 16 of the Securities Exchange Act of 1934. The full text of the amended 1995 Long Term Incentive Plan is annexed to this Proxy Statement as Exhibit A.

DESCRIPTION OF THE 1995 LONG TERM INCENTIVE PLAN
Only eligible employees of the Company may be granted options under the Plan. The selection of employees of the Company who will hereafter receive grants under the 1995 Plan is to be determined by the Compensation Committee in its discretion. It is therefore not possible to predict the amounts that will be received by or allocated to particular individuals or groups of employees. Set forth elsewhere in this Proxy Statement is information relating to outstanding options previously granted to the Named Executive Officer and each of the Company's directors.

The 1995 Plan was adopted by the Board of Directors and shareholders in November, 1995. A total of 400,000 shares of Common Stock are currently authorized for issuance under the 1995 Plan and options to purchase 381,500 shares were outstanding as of September 18, 1997. Such options were held by 15 employees of the Company and were exercisable at exercise prices ranging from $2.00 to $5.50 with an average exercise price of $3.81 per share. The 1995 Plan provides for grants of "incentive" ("ISO") and "non-qualified" ("NQSO") stock options to employees of the Company. The 1995 Plan is administered by the Compensation Committee, which determines the optionees and the terms of the options granted, including the exercise price, number of shares subject to the options and the exercisability
thereof.  The 1995   Plan   will   terminate  on November  30,  2005,
unless  earlier terminated by the Board of Directors.

The exercise price of an ISO granted under the 1995 Plan must be equal to at least the fair market value of the Common Stock on the date of grant, and the term of such options may not exceed ten years. With respect to any optionee who owns stock representing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any ISO must be equal to at least 110% of the fair market value of the Common Stock on the date of grant, and the term of the option may not exceed five years. The aggregate fair market value of Common Stock (determined as of the date of the option grant) for which an ISO may for the first time become exercisable in any calendar year may not exceed $100,000. The exercise price for any NQSO will be established by the Compensation Committee, and may be more or less than the fair market value of the Common Stock on the date of grant.

FEDERAL INCOME TAX CONSEQUENCES
The following discussion summarizes the material federal income tax consequences of participation in the 1995 Plan. The discussion is general in nature and does not address issues related to the tax circumstances of any particular optionee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign consequences.

An optionee will not have any income at the time an ISO is granted. Furthermore, an optionee will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option exercise price of the shares will be a preference item that could create an alternative minimum tax liability. If an optionee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the optionee disposes of the shares within two years of the date of grant of the ISO or within one year of exercise of the ISO, the disposition is normally a "disqualifying disposition," and the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the amount received for the shares (or, if less, the fair market value of the shares at the time the ISO is exercised) over the option exercise price of the shares. The balance of the gain, if any, will be long-term or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised.

The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If the optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to a deduction at the same time and in the same amount as the optionee, assuming that the deduction is not disallowed by Section 162(m) of the Code.

A   recipient of a NQSO will not have any income at the  time the  NQSO is granted, nor will the Company be entitled to a deduction at that time. When an NQSO is exercised, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option pertains over the option exercise price of the shares. The Company will be entitled to a tax deduction with respect to an NQSO at the same time and in the same amount as the recipient, assuming that the deduction is not disallowed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") (which limits the Company's deduction in any one year for remuneration paid to certain executives in excess of $1 million) or otherwise limited under the Code.

As   of September 18, 1997, the last reported sales price per share  of
Common  Stock on the Nasdaq National  Market  was $2.75.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE 1995 LONG TERM INCENTIVE PLAN


EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS
The following table sets forth certain information regarding the executive officers and certain key employees of the Company as of September 18, 1997:

                                                            OFFICER
NAME                AGE       POSITION                      SINCE
----------------    ---       ---------------------         ------
David A. Jenkins     39       Chairman of the Board,          1993
                              President and Chief
                              Executive Officer

James J. Caruso      37       Chief Financial Officer,        1996
                              Treasurer and Secretary

C. Bryan Byrd       36        Vice President, Engineering     1993

Joseph Griffin III  38        President, ProCath Corporation  1993



DAVID  A.  JENKINS is the co-founder and Chairman  of  the
Board  of Directors, President and Chief Executive Officer
of  the Company. Mr. Jenkins has served as the  President,
Chief Executive Officer and a Director of the Company from
1993 to the  present and as Chairman since 1995. From 1988
to  1993,  Mr.   Jenkins  served as  the  Chief  Executive
Officer and  then Chairman  of  the Board of Directors  of
Arrhythmia   Research Technology,  Inc., a  publicly  held
company  involved   in   the  sale  and  distribution   of
electrophysiology products.

JAMES J. CARUSO is the Chief Financial Officer,  Treasurer
and   Secretary  of the Company.  Mr. Caruso  served  from
1989  to   1995   as   Vice President and Chief  Financial
Officer   of Micron Medical Products, Inc., a wholly-owned
subsidiary of Arrhythmia  Research Technology, Inc. and  a
manufacturer   of  components  for  ECG  electrodes.   Mr.
Caruso is  a  Certified Public Accountant.

C.   BRYAN  BYRD is the Vice President of Engineering   of
the  Company.    Mr.  Byrd joined the Company   in   April
1993  to  oversee software development for  new  products.
From  1989  to  1993,  he co-founded  and  served  as  the
Director  of Engineering  for BioPhysical Interface  Corp.
where   he   was  responsible  for  developing   automated
computerized monitoring equipment  for pacemaker and  open
heart  operating  rooms  and follow-up clinics.  Prior  to
that,  he   was  a  software engineer for Medtronic,  Inc.
("Medtronic"),   where  he  developed    the    ValveBase,
PaceBase and TeleTrace  software modules,  and also worked
with Mt. Sinai Medical Center in Miami Beach, Florida.  He
has   developed  databases  for  all  aspects  of  cardiac
surgery.

JOSEPH  C. GRIFFIN, III has been the President of  ProCath
Corporation,  the wholly-owned subsidiary of the  Company,
since   its inception  in  1993.   Mr.   Griffin  founded
Professional  Catheter  Corporation,  the  predecessor  to
ProCath   Corporation, in 1990 and served as its President
until the  Company  acquired its  business  in  1993.  Mr.
Griffin has  more than 17 years experience in  the design,
development,   regulation  and  manufacture   of   cardiac
catheters and  has served  as  a  member  of  the   Health
Industry Manufacturers Association Pacemaker Task Force and Electrode Catheter Task Force.

EXECUTIVE COMPENSATION
The   following  summary  compensation  table  sets  forth
certain   information  concerning  compensation  paid   or
accrued   to   the Chief Executive Officer of the  Company
(the "Named Executive Officer")  for services rendered  in
all  capacities  for  the years  ended  December 31, 1996,
1995  and   1994.    No  other executive  officer  of  the
Company was paid a salary and bonus aggregating greater than $100,000 during such time periods.



                SUMMARY COMPENSATION TABLE

                              Annual              Long Term
                              Compensation        Compensation
                              ---------------     ------------
                                                  Securities
Name and Principal            Salary    Bonus     Underlying
     Position       Year        ($)     ($)       Options
-----------------   ----      --------  ------    ------------
David A. Jenkins    1996      $127,500  $250           0
Chairman, President 1995      $110,000  $5,250    166,000(1)
& Chief Executive   1994      $108,542  $ 0            0
Officer

STOCK OPTIONS
The    following    table    sets   forth   certain    information
concerning   grants  of  stock options to  the   Named   Executive
Officer during the fiscal year ended December 31, 1996.

                         OPTION GRANTS IN FISCAL YEAR 1996

                                   INDIVIDUAL GRANTS
                                   -----------------
                                   Percent of Total
               Number of Shares    Options Granted    Exercise
               Underlying Options  to Employees       Price per   Expiration
                    Granted        in Fiscal Year     Share       Date
               ------------------  --------------     ---------   ----------
David A.Jenkins        -                  -               -           -
Chairman, President
and Chief Executive
Officer

     1) On August 31, 1995, the Company granted Mr. Jenkins a non-qualified stock option to purchase 96,000 shares of Common Stock at an exercise price of $2.20 per share. Options to purchase 30,000 shares became exercisable on the grant date and options to purchase 1,000 shares become exercisable each month thereafter. The term of such option is five years. On November 29, 1995, the Company granted Mr. Jenkins an incentive stock option to purchase 70,000 shares of Common Stock pursuant to the Company's 1995 Plan at an exercise price of $2.20 per share. Options to purchase 45,000 shares became exercisable upon completion of the Company's initial public offering and options to purchase 25,000 shares became exercisable on the first anniversary of such date. The term of such option is ten years.


OPTION EXERCISES AND HOLDINGS
The following table provides certain information with respect to the Named Executive Officer concerning the exercise of stock options during the fiscal year ended December 31, 1996 and the value of unexercised stock options held as of December 31, 1996.


                   AGGREGATED OPTION EXERCISES IN 1996
                       AND YEAR END OPTION VALUES

                             Number of Shares         Value of Unexercised
      Shares              Underlying Unexercised          In the Money
      Acquired  Value          Options at             Options at December 31,
      on        Realized     December 31, 1996               ($) (1)
Name  (#)       ($)       -------------------------   -----------------------
---- ---------- --------  Exercisable Unexercisable   Exercised   Unexercised
                          ----------- -------------   ---------   -----------
David A. Jenkins
        -         -         90,000        76,000       $218,250    $184,300
Chairman, President
and Chief Executive
Officer

(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying Common
Stock  using  the closing sale price on the Nasdaq  National
Market of $4.625 per share on December 31, 1996.

SECTION  16(A)  BENEFICIAL OWNERSHIP REPORTING  COMPLIANCE
Under   the   securities  laws  of  the   United   States,
the  Company's  directors,  executive officers   and   any
persons beneficially  owning more than ten percent of  the
Company's  Common   Stock  are required  to  report  their
ownership  of  the Company's Common Stock and any  changes
in  that  ownership   to  the  Securities   and   Exchange
Commission  and  the  Nasdaq National  Market Surveillance
Department.   Based  solely  on its review  of  the  forms
received   by  it  from  such  persons  for  their    1996
transactions,   the Company  believes   that   all  filing
requirements applicable to such officers, directors and greater than ten percent beneficial owners were complied with in a timely manner.

COMPENSATION OF SCIENTIFIC ADVISORY BOARD MEMBERS
During   1996,   no  members of the  Scientific   Advisory
Board  received  cash  or other compensation for  services
to   the  Company.   During  1995, three members  received
options   to  purchase   36,000 shares  of  the  Company's
Common Stock  under the  1995  Director Option Plan, which
vest at the  rate  of 1,000  shares per month.  Scientific
Advisory   Board    members  are  reimbursed   for   their
reasonable expenses incurred in the performance of their duties as Scientific Advisory Board members.

EMPLOYMENT AGREEMENTS
On  March  1, 1993, the Company entered into an Employment
Agreement  with  David  A. Jenkins  as  President  for  an
initial  term   of   three  years. The agreement  provides
for   base  compensation  and bonuses and other additional
compensation  as   may  be  determined  by  the  Board  of
Directors  in its  sole discretion.  On August  31,  1995,
the  Company entered into an Employment Agreement Addendum
with  Mr.  Jenkins   which extended the term of employment
through  March  1, 1999. The addendum  provides  for  base
compensation  of   $145,000,  plus  five  percent  of  the
Company's consolidated income before taxes.  Mr.  Jenkins'
Employment  Agreement may be terminated at  any  time  for
cause.     It   contains   a   non-competition   provision
extending  for  two years after termination of  employment
for  cause  and,  in  the Company's discretion,  one  year
after  termination  of employment for  any  other  reason,
provided that if Mr. Jenkins is terminated without  cause,
the   Company  is  obligated  to  continue  to   pay   him
compensation during such discretionary period.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS   AND
MANAGEMENT
The   following  table  sets  forth  certain   information
regarding  beneficial  ownership of Common  Stock  of  the
Company   as   of September  18, 1997 by (i) each  of  the
Company's  directors, (ii)  the  Named Executive  Officer,
(iii) all directors  and executive officers as a group and
(iv)  each  person known  to the  Company to  beneficially
own  more  than  five  percent  of the   Company's  Common
Stock.  Except as otherwise indicated, the  persons  named
in   the  table  have  sole  voting  and investment  power
with respect to all shares beneficially owned, subject to community property laws, where applicable.

                           Number of Shares       Percentage of
Class Name and Address       Beneficially         Beneficially
of Beneficial Owner             Owned             Owned (1)
----------------------     ----------------       --------------
David A. Jenkins (2)           936,000            12.1%
EP MedSystems, Inc.
58 Route 46 West
Budd Lake, NJ 07828

Medtronic, Inc.                548,000            7.2%
7000 Central Avenue
Minneapolis, MN 55432

Anthony J. Varrichio (3)       527,000            6.9%
1 Hemlock Lane
Flanders, NJ 07836

Edwin K. Hunter (4)            504,500            6.6%
1807 Lake Street
Lake Charles, LA 70602

Oppenheimer Funds, Inc.        500,000            6.6%
Two World Trade Center
New York, NY 10048

AWM Investment Co., Inc.       436,500            5.7%
153 East 53 Street
New York, NY 10022

David W. Mortara(5)             74,000            *
7865 North 86th Street
Milwaukee, WI 53224

Jon A. Tietbohl (5)             47,000            *
200 Liberty Street  -
Third Floor
New York, NY 10281

Lester J. Swenson (5)           24,000            *
c/o Medtronic, Inc.
7000 Central Avenue NE
Minneapolis, MN 55432

All executive officers
and directors as a
group  (eight persons)        1,799,702           22.8%

--------------
*   Represents beneficial ownership of less than one percent of the Common
    Stock.

     (1)    Applicable    percentage  ownership   as    of
     September  18, 1997  is  based upon 7,599,917  shares
     of   Common   Stock  outstanding  together  with  the
     applicable     options    for   such     stockholder.
     Beneficial  ownership  is determined  in   accordance
     with Rule 13d-3(d) of  the Securities Exchange Act of
     1934,   as  amended.  Under  Rule  13d-3(d),   shares
     issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges
     ("Purchase Rights") are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of such Purchase Rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2) Includes   126,000  shares  issuable   upon   exercise
     of options.   Also  includes 160,000 shares  held  by
     Mr.  Jenkins  as trustee for the Dalin  Class  Trust.
     Excludes  45,000  shares  held by Mr. Jenkins'  wife,
     and   20,000  shares  held by Mr.  Jenkins'  wife  as
     custodian for  his children.

(3)  Includes   56,000  shares  issuable   upon   exercise
     of options.

(4)  Includes   140,000 shares held by a trust  of   which
     Mr. Hunter is the trustee, 150,000 shares held by a private foundation over whose assets Mr. Hunter has voting and investment power and 12,500 shares held by two trusts of which Mr. Hunter is the trustee.

(5)  Includes   24,000  shares  issuable   upon   exercise
     of options.

      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

HI-TRONICS DESIGNS, INC.
HDI    was    one    of    the  Company's   two   founding
shareholders.  HDI's    shareholders   are   Anthony    J.
Varrichio,     William  Winstrom   and   Medtronic,   Inc.
("Medtronic").   Mr.   Varrichio  is   the  President,   a
director  and  the largest shareholder  of  HDI,  and  Mr.
Winstrom is an officer and director of HDI.

Mr.   Varrichio  has been a director of the Company  since
the  Company's   inception  and  was   Chairman   of   the
Board   of  Directors and Treasurer of the  Company  until
November,  1995.  Mr.   Winstrom was  a  director  of  the
Company  until   November,  1995.    Lester  Swenson,   an
officer  of  Medtronic, has been   a  director    of   the
Company   since   November,   1995.   Mr.  Varrichio,  Mr.
Winstrom  and  Medtronic acquired shares of the  Company's
Common  Stock  from HDI.  As of September 18,   1997,  Mr.
Varrichio   owned  beneficially 6.9%  of   the   Company's
Common   Stock,   Mr.  Winstrom owned  beneficially   4.9%
and Medtronic owned 7.2%.

During    May,    1993,  the  Company   entered   into   a
manufacturing agreement    with   HDI   (the   "Stimulator
Manufacturing Agreement"),  pursuant  to which   HDI   was
engaged   as  the exclusive  manufacturer  of   the   EP-2
and   EP-3    Clinical Stimulators (collectively  the  "EP
Stimulators").

The   Company  purchased  products  from  HDI  aggregating
$392,000  and  $424,000  during the  twelve  months  ended
December  31,  1996 and   1995,   respectively,  including
amounts  under the Stimulator Manufacturing Agreement.

During   April,   1996,   the Company   entered   into   a
Master  Manufacturing   Agreement with  HDI  (the  "Master
Manufacturing  Agreement") which provides  that  HDI  will
manufacture  the  EP WorkMate,  the  EP-3,  the  TeleTrace
III   Receiver,   and   all subsequent  versions  of  such
products  for  the  Company  on   an  exclusive  basis  in
accordance  with GMP regulations and all other  applicable
laws   and   regulations.     The    Master  Manufacturing
Agreement has a term of five years  commencing  on   March
31,  1996 and, unless terminated by either  party upon  at
least   90 days written notice, will  automatically  renew
for successive terms of one year.

The   Company  uses HDI to manufacture and  assemble   the
EP WorkMate. The Company paid $209,185 and $54,570 to HDI for such manufacturing and assembly during the years ended December 31, 1996 and 1995, respectively.

The   Company determined that continued sale and   service
of arrhythmia  monitors did not represent a good strategic
fit  with   the  Company's existing products and   planned
product  line,    including   the   ALERT   System.    The
Company   also determined that the gross margins generated
by  the sale of arrhythmia  monitors  were  not sufficient
to  justify  the expense  and  efforts by its direct sales
force to  generate sales  of  the product.  Therefore, the
Company  discontinued sale  of  the  MemoryTrace  line  of
arrhythmia  monitors.   In  1997,  the  Company  sold  its
rights,  title  and interest in (i) the  4221,   4222  and
4222  ATM  arrhythmia  monitors,  including  manufacturing
drawings  and regulatory approvals and (ii) the 4400   ATM
arrhythmia  monitor currently under development   by  HDI,
to HDI in return for 60,000 shares of common stock in Neomedics, Inc., a newly created company involved in the design and manufacture of implantable medical devices, which is an affiliate of HDI. Sales of arrhythmia monitors by the Company were approximately $12,000 and $198,000 in the years ended December 31, 1996 and 1995, respectively.

HDI completed development of the TeleTrace III-S Receiver in 1997 for an aggregate consideration of 19,000 shares of common stock of the Company, issued in 1995, and $30,000 in cash paid in 1997. HDI is the manufacturer of the TeleTrace III-S Receiver. During May, 1996, the
Company borrowed $50,000 from HDI. The promissory note was repaid on June 30, 1996.

The   Company   believes  that  each  of   the   preceding
transactions with HDI was entered into on terms and at prices no less favorable than the Company could have received from an unaffiliated party.

Mortara Instruments, Inc.
Commencing  in 1997, the Company purchased components  for
the   EP   WorkMate  and  ALERT  Companion  from   Mortara
Instruments,   Inc.    ("MII"),  an   original   equipment
manufacturer  of  medical  devices   for   the  cardiology
market.   David  W.  Mortara,  a Director of the  Company,
is  the founder, Chairman and  Chief Executive  Officer of
MII.   The Company believes  that  the transactions   with
MII were entered into  on  terms  and  at prices  no  less
favorable   than  the  Company  could  have received  from
an unaffiliated party.

Other Securities Transactions
In   September, 1995, the Company issued units   comprised
of  1995   Debentures and 1995 Warrants in the  amount  of
$200,000   to    Medtronic  and   $200,000   to   HDI   in
consideration  for  HDI's  forgiveness  of   $400,000   of
accounts payable due HDI from the Company for products and
services  provided to the Company by HDI.   During   1996,
the  holders of  the  1995  Debentures elected to exercise
their   1995  Warrants  through the forgiveness of amounts
due under the 1995 Debentures.

Acquisition of Note Receivable
In    September, 1995, at  a time  when  the  Company  was
considering establishing a catheter manufacturing facility
based  in the United Kingdom, the Company acquired a  note
receivable  in the amount of $100,000 from FalFab.   Edwin
K.  Hunter,  who  beneficially owned in excess  of  5%  of
Common Stock  of the Company as of September 18, 1997, was
also   a principal   shareholder  of  FalFab.   The   note
receivable  accrued interest at 8% per annum and  was  due
and  payable   on July  15, 1996.  The Company  loaned  an
additional $7,500  to Falfab during the second quarter  of
1996.  Upon maturity  of the  note receivable, Falfab  was
unable   to  repay  amounts  due  the  Company   and   was
liquidated  by   its creditors. Accordingly, the   Company
wrote-off  the  $107,500   note receivable in 1996.



 PROPOSAL # 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT
                    PUBLIC ACCOUNTANTS

Upon   recommendation of the Audit Committee,  the   Board
of   Directors   has   selected   Arthur  Andersen    LLP,
independent  public   accountants, to act  as  independent
auditor   of   the Company  for  the  fiscal  year  ending
December  31,  1997, subject  to  ratification   of   such
appointment   by   the shareholders at the Annual Meeting.
Arthur Andersen LLP has been auditor of the Company since the Company's inception.

A   representative of Arthur Andersen LLP is  expected  to
be  present at the Annual Meeting, with the opportunity to
make  a   statement,  if  the representative  so  desires,
and is expected to be available to respond to appropriate questions from shareholders.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
      RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS


OTHER BUSINESS
The   Board   of  Directors does not  intend  to   present
any  business   at the Annual Meeting other  than  as  set
forth   in  the  accompanying Notice of Annual Meeting  of
Shareholders,  and   has  no  present knowledge  that  any
others  intend  to present business at the Annual Meeting.
If,  however,   other matters requiring the  vote  of  the
shareholders  properly come before the Annual  Meeting  or
any  adjournment  or  postponement thereof,   the  persons
named in the accompanying  proxy  will have  discretionary
authority  to  vote  the   proxies   held   by   them   in
accordance with their judgment as to such matters.

SHAREHOLDER PROPOSALS
Shareholder proposals intended for inclusion in the  proxy
materials  for  the  Company's  1998  Annual  Meeting   of
Shareholders  (which may be held in  June, 1998)  must  be
received  by the Company no later than February  1,  1998.
Such  proposals  should  be  directed  to  Secretary,   EP
MedSystems, Inc. 58 Route 46 West, Budd Lake, New   Jersey
07828.

                       ANNUAL REPORT
A   copy   of  the Company's Annual Report to Shareholders
for 1996, including financial statements, accompanies this Proxy Statement.

                        FORM 10-KSB
A  copy of the Company's Annual Report on Form 10-KSB  for
the  year   ended   December 31, 1996, as filed  with  the
Securities and Exchange Commission, will be furnished without charge to beneficial shareholders or shareholders of record upon written request to Investor Relations at the Company's principal executive offices.

                    By order of the Board of Directors,
                         /s/ JAMES J. CARUSO
                         James J. Caruso
                         Vice President, Chief Financial
                         Officer and Secretary


September 29, 1997

                                                 Exhibit A

                  PROPOSED AMENDMENTS TO
               1995 LONG TERM INCENTIVE PLAN


          FIRST AMENDMENT TO EP MEDSYSTEMS, INC.
               1995 LONG TERM INCENTIVE PLAN

The   EP  MedSystems, Inc. 1995 Long Term  Incentive  Plan
(the "Plan") is hereby amended as follows:

     1.   The   words  "disinterested persons" set   forth
          in Section 1.2 of the Plan shall be changed to "non-employee directors."

     2.   The   first sentence of Section 3.1 of the  Plan
          is hereby amended and restated in entirety as follows:

          "Subject   to   adjustment   pursuant   to   the
          provisions   of Section 3.2 hereof, the   number
          of  shares of Stock of the Company which may  be
          issued  and  sold  or  awarded under  the   Plan
          shall   not  exceed   700,000  shares  of  which
          shares   issued   and  sold  pursuant   to   the
          Incentive Stock Options under the Plan shall not exceed 600,000."

     3.   Ratification.  Except as expressly   set   forth
          in this First Amendment to the Plan, the Plan is
          hereby    ratified    and   confirmed    without
          modification.

     4.   Effective   Date.    The   effective   date   of
          this amendment to the Plan shall be June 23, 1997.



                           PROXY
                    EP MEDSYSTEMS, INC.

THIS  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS  FOR
THE ANNUAL  MEETING  OF SHAREHOLDERS TO BE HELD ON  OCTOBER
30, 1997

The   undersigned hereby appoint(s) David A.  Jenkins   and
C. Bryan  Byrd and each of them as proxies, with full power
of  substitution, to represent and vote as  designated  all
shares  of  Common  Stock of EP MedSystems,  Inc.  held  of
record  by  the undersigned on September 18,  1997  at  the
Annual  Meeting  of Shareholders of the Company to be  held
at  the  Wyndham Garden Hotel,  1000  International  Drive,
Mount  Olive,  New   Jersey, at  10:00  a.m.  on  Thursday,
October 30, 1997, with authority to  vote  upon the matters
listed  on  the  other side of  this proxy  card  and  with
discretionary authority as to any other matters  that   may
properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT -- PLEASE DATE AND SIGN ON THE OTHER SIDE.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.   [X]
 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR THE
             NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 and 3.

                                        FOR       WITHHOLD AUTHORITY
                                        the       to vote for the
                                        Nominee   Nominee
                                        -------   ------------------
1.  ELECTION OF DIRECTORS
       David A. Jenkins                   [   ]      [    ]
       David W. Mortara, Ph.D.            [   ]      [    ]
       Lestor J. Swenson                  [   ]      [    ]
       Jon A. Tietbohl                    [   ]      [    ]
       Anthony J. Varrichio               [   ]      [    ]

    VOTE WITHHELD from all nominees listed above     [    ]


                                     VOTE        VOTE
                                     FOR       AGAINST    ABSTAIN
                                    -----      -------    -------
2.     APPROVAL OF AMENDMENT
       TO 1995 LONG TERM
       INCENTIVE PLAN               [   ]       [   ]     [   ]


                                     VOTE        VOTE
                                     FOR       AGAINST    ABSTAIN
                                     ----     --------    -------
3.     RATIFICATION OF  ARTHUR
       ANDERSEN, LLP AS
       INDEPENDENT AUDITORS
       FOR THE FISCAL YEAR          [   ]       [   ]     [   ]
       ENDED DECEMBER 31, 1997


SHARES  REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED
BY    THE   SHAREHOLDER  IN  THE  SPACE  PROVIDED.  IF  NO
DIRECTION  IS  GIVEN,  THIS PROXY WILL BE VOTED  "FOR  THE
NOMINEES"  IN ITEM 1 AND "FOR" ITEMS 2 AND 3.


Signature(s):------------------          Date------------
Please   sign   exactly  as  your  name  appears   hereon.
Attorneys,  trustees,  executors  and  other   fiduciaries
acting   in  a representative  capacity should sign  their
names   and   give  their  titles.  An  authorized  person
should  sign  on  behalf  of  corporations,  partnerships,
associations, etc. and give  his or  her  title.   If your
shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

                                         YES       NO
I plan to attend the Annual Meeting     [   ]     [   ]

                                                   EXHIBIT A



                    EP MEDSYSTEMS, INC.

               1995 LONG TERM INCENTIVE PLAN

               AS AMENDED BY FIRST AMENDMENT




1.  DEFINITIONS

As   used  herein,  the  following terms  shall  have  the
meanings hereinafter set forth unless the context clearly indicates to the contrary:

1.1   "Board"  -  The Board of Directors  of  the Company.

1.2   "Committee"  - The Compensation  Committee   of  the
Company,  being comprised of two  or more members  of  the
Board   appointed  by the Board to administer  the   Plan.
The  Committee  shall consist solely of directors who  are
"nonemployee  directors" within the meaning of  Regulation
16b-3  under Section 16 of the Securities Exchange Act  of
1934,   as such  regulations may be amended from  time  to
time.   To   the  extent  feasible,  the  members  of  the
Committee shall also  be "outside  directors" as that term
is  defined  in  the Treasury Regulations  under   Section
162(m) of the Internal Revenue Code of 1986, as amended from time to time.

1.3 "Company" - EP MedSystems, Inc., a New Jersey corporation, and any Subsidiary thereof.

1.4   "Code" - The United States Internal Revenue Code  of
1986, as from time to time amended.

1.5 "Eligible Employee" - Any person who is an employee of the Company.

1.6    "Fair  Market Value" - The per  share  fair  market
value  of the Stock of the Company, determined by  and  in
accordance  with such valuation procedures and methods  as
are   established  from time to time by the  Committee  in
good  faith and in accordance with the provisions  of  the
Code  and any  regulations  promulgated  thereunder.    In
particular,  Treasury   Regulation  20.2031-2(c)  provides
that  fair   market value may be determined by taking  the
mean  between  the  bona fide bid and ask  prices  on  the
valuation date, or if  none, by  taking a weighted average
of  the  means between the  bona fide bid and asked prices
on  the  nearest  trading date before  and   the   nearest
trading  date  after  the valuation  date,  if  both  such
nearest dates are within a reasonable period; if such  bid
and ask prices are unavailable, fair market  value is   to
be determined by taking into consideration the Company's net worth, prospective earning power and dividend paying capacity and other relevant factors such as good will, economic outlook in the Company's industry, the Company's position in the industry and its management, the size of the block of stock to be valued, and the values of stock of corporation engaged in the same or similar lines of business.

1.7  "Option" - An option to purchase Stock of the Company
granted   pursuant  to  the  provisions   of   the   Plan.
Options  may  be  either (a) Incentive  Stock  Options  as
defined in  Section  422  of the Code ("ISOs") or (b)  non-
statutory  stock   options  ("NQSOs") or  any  combination
thereof.  The status of each grant as an ISO or NQSO shall
be  clearly  set forth   at  the  time of the grant of the
Option,   provided,  however,   that  in  the  event   the
aggregate  fair  market   value  (determined   as  of  the
date(s) of grant) of  the  shares  of stock  with  respect
to  which an ISO become exercisable  for the  first   time
by   an Optionee exceeds  $100,000  in  any calendar year,
the  Options  with respect to the excess shares  will   be
NQSOs   notwithstanding anything contained  in  the  grant
of the Option to the contrary.

1.8 "Optionee" - The person to whom an Option has been granted pursuant to the provisions of the Plan.

1.9  "Option Price" - The per share exercise price of  the
Stock   with   respect  to which  an   Option   has   been
granted under the Plan.

1.11    "Plan"   -   The   Company's   1995   Long    Term
Incentive Plan, the terms of which are set forth herein.

1.12 "Stock" - The common stock of the Company.

1.13   "Subsidiary"  - Any corporation  (other   than  the
Company)  in  an unbroken chain of corporations  beginning
with  the  Company if each of the Corporations other  than
the  last   corporation   in  the  unbroken   chain   owns
securities possessing at least 50% or more of the total combined voting power of all classes of securities in one of the other corporations in such chain.

2.  ESTABLISHMENT AND PURPOSE OF PLAN

2.1 Establishment of Plan. The Company  hereby establishes
the  Plan  to  reward and provide  incentives   for  those
Eligible Employees who are primarily responsible for the future growth, development and financial success of the Company or a Subsidiary.

2.2  Purpose  of  Plan. The purpose  of  the  Plan  is  to
advance  the interests of the Company and its stockholders
by   affording  to  Eligible  Employees  of  the   Company
an  opportunity  to acquire or increase their  proprietary
interest  in  the Company by the  grant to  such  Eligible
Employees of Options to purchase  Stock  in  the   Company
pursuant to the terms of the Plan.  By  encouraging   such
Eligible   Employees to become owners of shares  of  Stock
in the  Company,  the  Company seeks to  motivate,  retain
and  attract  those  highly  competent  individuals   upon
whose  judgment,   initiative,  leadership  and  continued
efforts   the  success  of the Company  in  large  measure
depends.

2.3 Effective Date of Plan. The effective date of the Plan is December 1, 1995.

2.4  Expiration  of the Plan.   The  Plan  shall terminate
at the close of business on November 30, 2005 or such earlier date as the Board may determine pursuant to
Section 7 of the Plan, and no Option shall be granted after that date.

3.  STOCK SUBJECT TO PLAN

3.1   Limitations.  Subject to adjustment pursuant to  the
provisions  of Section 3.2 hereof,  the  number  of shares
of  Stock of the Company which may be issued and  sold  or
awarded under the Plan shall not exceed 700,000 shares  of
which   shares   issued  and sold pursuant  to   Incentive
Stock Options under the Plan shall not exceed 600,000.

3.2  Adjustments.

           (a)    Anti-Dilution.    If   the   outstanding
shares   of  Stock  of the Company are hereafter   changed
or  converted   into  or exchanged or exchangeable  for  a
different number  or kind of shares or other securities of
the  Company or  of  another  corporation by reason  of  a
reorganization,  merger,  consolidation, recapitalization,
reclassification,   combination    of    shares,     stock
dividend,    stock    split   or  reverse   stock   split,
appropriate  adjustment shall be made in  the   number  of
shares and kind of stock which may be granted as  provided
in   Section   3.1, and subject  to  unexercised  Options,
to    the   end   that  the  proportionate   interest   of
Optionee's   shall be maintained as before the  occurrence
of such event.
           (b)   Non-survival of Company.  In the event of
a  dissolution or liquidation of the Company or any merger
or   combination   in   which  the  Company  is   not    a
surviving  corporation,  each outstanding  Option  granted
hereunder  shall terminate,   but   the   Optionee   shall
have     the     right,   immediately    prior   to   such
liquidation,  dissolution,   merger  or  combination,   to
exercise  his Option, in whole or in part, to  the  extent
that  such Option is then otherwise exercisable  and   has
not  previously been exercised, provided,   however,  that
no   adjustment   shall be made to  an   incentive   stock
option   which   would  constitute a   "modification"   of
such Option, as such term is defined in Section 424(h)(3) of the Code.

3.3   Effect of Exercise or Termination of Option.  Shares
of  Stock  with respect to which an  Option  granted under
the  Plan  shall have been exercised shall not  again   be
available   for   grant  under  the  Plan.    If   Options
granted  under   the Plan shall terminate for  any  reason
without being wholly exercised, new Options may be granted under the Plan covering that number of shares of Stock with respect to which such termination relates.

4.   ADMINISTRATION OF THE PLAN

4.1    Administration  by  Committee.   Subject   to   the
provisions   of  the Plan, the Plan shall be  administered
by the Committee.

4.2   Powers and Duties.  Subject to the provisions of the
Plan,  the  Committee  shall  have  sole  discretion   and
authority to determine  the  Eligible  Employees to   whom
Options  shall  be granted, the number  of  shares  to  be
covered  by  any  such  Option, and the time or times   at
which  any  Option  may  be  granted  or  exercised.   The
Committee   shall  also   have   complete   authority   to
interpret   the   Plan,  to prescribe, amend  and  rescind
rules  and regulations  relating to the Plan, to determine
the  details  and  provisions of each Agreement   executed
pursuant to the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

4.3   Quorum  and Majority Rule.  A majority of  the  then
members  of  the Committee shall constitute a quorum   and
any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee, as the case may be, shall constitute the action of the Committee.

4.4     Liability  of  Committee.   No  member   of    the
Committee   shall be liable for any action,  determination
or interpretation under any provision of the Plan or otherwise if such action, determination or interpretation was done or made in good faith by such member of the Board or Committee.

5.   OPTIONS GRANTED UNDER THE PLAN
5.1   Grant of Options.  Options shall be granted only  to
Eligible Employees.  An Eligible Employee  may  be granted
one  or more Options.  Each Option granted under  the Plan
shall  be evidenced by a writing addressed to the Optionee
dated  as  of  the  date such Option  is  granted  by  the
Committee.  The  Agreement shall contain such  terms   and
conditions as shall be determined by the Committee, consistent with the Plan.

5.2   Participation Limitation.  The aggregate Fair Market
Value  of the Stock with respect to which  Incentive Stock
Options  become  exercisable for the  first  time  by  any
Optionee  in any calendar year shall not exceed  $100,000.
The  aggregate Fair Market Value of the Stock with respect
to which Options are granted shall be determined as of the
date  or dates the Options are granted and  the  foregoing
provisions shall be applied by aggregating all   Incentive
Stock Options granted to an Optionee of the Company.

5.3   Option Price.  The Option Price of the Stock subject
to  each  Option  shall be determined  by  the  Committee,
provided,  however,  that in the  case  of  an   Incentive
Stock Option the Option Price shall not be less than 100%,
or,  in  the   case   of   an   Incentive   Stock   Option
granted   to  an individual  who,  immediately  after  the
grant,   would  own, within the meaning of Section  424(d)
of the Code, more than 10% of the voting stock of the Company, 110%, of the Fair Market Value of the Stock on the date the Option is granted.

5.4   Option Exercise Period.  The period during which any
Option granted under the Plan may  be  exercised shall not
be  more than ten years or, in the  case  of  an Incentive
Stock    Option    granted   to    an    individual   who,
immediately  after the grant, would own more than  10%  of
the voting stock of the Company, five years, from the date
of grant of the Option.
5.5   Option Exercise.  An Option granted pursuant to  the
Plan  may be exercised at any time or times, specified  by
the   Committee,  prior to the termination  of  the   said
Option  by  delivery by the Optionee of written notice  to
the  Company  specifying  the number of shares  of   Stock
to   be  purchased  accompanied by full payment for   such
shares   of  Stock.    The  right  of  exercise  shall  be
cumulative.   Full payment  shall  be  in  cash, or at the
discretion  of  the  Committee,  by  the  Optionee's  note
payable  over  such   period of  time,  at  such  rate  of
interest and in form and substance satisfactory to the Committee.

5.6  Termination of Option.

           (a)   Expiration or Termination of  Employment.
Except   as   specifically  provided  in  Section   3.2(b)
and  Sections  5.6(b)  and  5.6(c) hereof,   the   Options
granted  hereunder  shall terminate as  of  the  close  of
business  on the earliest  to  occur  of the date  of  (i)
expiration   of  the Exercise  Period, (ii)  an  event  of
default  or  breach  by  an Optionee  of   the  terms  and
conditions  of  the  grant  of   the  Option,   or   (iii)
termination of an Optionee's  employment with the  Company
for  cause.   If  an Optionee's employment  is  terminated
other    than    for  cause,  death   (as   provided    in
subsection  (b) below) or retirement or disability   (both
as  provided  in  subsection  (c)  below),  the   Optionee
must  exercise   his Option, if at all  and  only  to  the
extent the option is exercisable at termination, within 30 days from the date of such termination, in accordance with the terms of the Plan.

           (b)   Death  of Optionee.  If an Optionee  dies
prior  to  the exercise of his Option in full, his  Option
may   be    exercised   by   the   Optionee's   executors,
administrators or heirs  within  one  year after the  date
of   the   Optionee's death,  provided such death occurred
during   the   Optionee's employment with the  Company  or
within  three  months  following the  termination  of  his
employment  with the Company by reason of  the  Optionee's
retirement after reaching the age  of  65 years   or   the
Optionee's    retirement    after    becoming  permanently
disabled.   Such  Option  may be  so   exercised   by  the
Optionee's  executors, administrators or heirs  only  with
respect  to  that  number of shares  of  Stock  which  the
Optionee had  an  Option to purchase and which Option  was
exercisable  (but  had not theretofore been exercised)  as
of  the  date  of the  earlier  of  the (i) retirement  of
the   Optionee   after reaching  the age of  65  years  or
after becoming permanently disabled, or (ii) death of the Optionee. In no event may the Option be exercised at any time after the expiration of the Option Exercise
Period set forth in Section 5.4 hereof.

           (c)Retirement or Disability.  If an  Optionee's
employment  with the Company is terminated  prior  to  the
exercise  of  his  Option  in  full,  by  reason  of   the
Optionee's retirement after reaching the age of  65  years
or  by   reason   of   the  Optionee's  retirement   after
becoming  permanently  disabled, the Optionee shall   have
the   right,  during the period ending three months  after
the date of his termination of employment, to exercise his
Option.    Such  Option may be exercised by  the  Optionee
only  with  respect to that  number  of  shares  of  Stock
which  the Optionee  had  an Option to purchase and  which
Option  was  exercisable (but had not   theretofore   been
exercised) as  of  the  date  of  the earlier of  (i)  the
retirement of the Optionee after reaching the  age  of  65
years,  or  (ii) the date the Optionee becomes permanently
disabled.    In   no  event  may  the Option be  exercised
at   any  time after the expiration of the Option Exercise
Period set forth in Section 5.4 hereof.

5.7  Nontransferability  of Options.   No  Option  granted
pursuant to the Plan may  be transferred  by  an optionee.
Subject to the provisions of Section 5.6(b) hereof, the Option shall be exercisable only by an Optionee during his lifetime.

5.8   Rights  as Stockholder.  An Optionee  shall have  no
rights  as  a stockholder of the Company with  respect  to
any   shares  of Stock subject to an Option prior  to  his
purchase of such shares of Stock by exercise of such Option as provided in the Plan.

5.9    Right  of Company to Terminate Employment.  Nothing
contained  in the Plan or any Option  granted   under  the
Plan  shall  confer on an Optionee any right to  continued
employment  by the Company or interfere in any  way   with
the  right   of   the   Company   or   a  Subsidiary    to
terminate an Optionee's employment with it any time for any reason or for no reason.

 6.   DELIVERY OF STOCK CERTIFICATES

6.1  The Company shall not be required to issue or deliver
any  certificate  for shares of Stock purchased  upon  the
exercise of all or any portion of any Option granted under
the   Plan   prior  to  the  fulfillment  of  any  of  the
following conditions which may, from time to time, be applicable to the issuance of the Stock:

           (a)    Listing   of Shares.  The admission   of
such   shares  of  Stock  to  listing  on  (i)  all  stock
exchanges on which the Stock of the Company is then listed or (ii) the NASDAQ.

           (b)    Registration and/or   Qualification   of
Shares.    The   completion   of   any   registration   or
other  qualification of such shares  of  Stock  under  any
federal    or   state   securities  laws  or   under   the
regulations  promulgated by  the  Securities  and Exchange
Commission  or  any  other federal  or  state governmental
regulatory   body,   which   the  Committee   shall   deem
necessary or advisable.   The  Company shall  in  no event
be  obligated to register any  securities pursuant  to the
Securities  Act  of 1933, as amended,  or   to  take   any
other action in order to cause the  issuance  and delivery
of  such  certificates  to  comply  with  any  such   law,
regulations or requirement.

           (c)   Approval or Clearance.  The obtaining  of
any    approval   or  clearance  from   any   federal   or
state  governmental   agency  which  the  Committee  shall
determine  to be necessary or advisable.

           (d) Reasonable Lapse of Time. The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

7.   TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

7.1   The Board may, upon recommendation of the Committee,
terminate  the  Plan at any time or amend  or  modify  the
Plan   at   any  time  or from time  to  time,   provided,
however,   that no such action of the Board shall  do  any
of the following:

       (a)    Increase  Number  of  Shares.   Except    as
contemplated  in  Section 3.2 of the  Plan,  increase  the
total  number   of  shares of Stock subject  to  the  Plan
without  the approval of stockholders.

      (b)    Change of Class of Eligible Employees. Modify
the  requirements  for  eligibility for  participation  or
change   the  class of Eligible Employees to whom  Options
may be granted, or Awards of Restricted Stock may be made, under the Plan without the approval of stockholders.

      (c)    Change  Terms of Outstanding  Options. Change
the   Option  Price  or otherwise alter  or   impair   any
Option   previously   granted to an Optionee   under   the
Plan without the consent of the Optionee.

          (d)    Increase  Benefits.   Increase   the
benefits   accruing  to Eligible Employees  with   respect
to Options granted, or Awards of Restricted Stock may be made, under the Plan without the approval of stockholders.

8.   MISCELLANEOUS

8.1  Plan Binding on the Successors.   The  Plan shall  be
binding upon the successors and  assigns  of  the Company.

8.2  Withholding Taxes.  Whenever Federal, state and local
tax  is  due  on the exercise of Options granted,  or  the
expiration  of  restrictions on Restricted Stock  awarded,
under this  Plan, the Company may require the  Optionee or
Participant to remit  an  amount  sufficient to    satisfy
Federal, state and local withholding taxes prior to the delivery of any certificate for such shares.